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                              STATE OF CALIFORNIA                   Exhibit 3.75

                                   BILL JONES

 [Seal]                        SECRETARY OF STATE
                                                                           LLC-1

                           LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION




              IMPORTANT - Read the instructions before completing the form. This document is presented for filing pursuant to Section 17050 of the California Corporations Code.
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1. Limited liability company name:
      (End the name with LLC, L.L.C., Limited Liability Company or Ltd. Liability Co.)

   MISSION IMPOSSIBLE, LLC
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2. Latest date (month/day/year) on which the limited liability company is to dissolve.
   January 19, 2049
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3. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
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4. Enter the name of initial agent for service of process and check the appropriate provision below:

   JOHN STOKES                                                        , which is
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     [X] an individual residing in California.

     [ ] a corporation which has filed a certificate pursuant to Section 1505 of the California Corporations Code.
         Skip Item 5 and proceed to Item 6.
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5. If the initial agent for service of process is an individual, enter a business or residential street address in California:

   Street address:  27741 Crown Valley Prkwy. Suite 329
   City: Mission Viejo     State: California               Zip Code:  92691
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6. The limited liability company will be managed by: (check one)

   [X] one manager           [ ] more than one manager     [ ] limited liability
                                                               company members
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7. If other matters are to be included in the Articles of Organization attach one or more separate pages.
   Number of pages attached, if any:   [   ]
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Describe type of business of the Limited Liability Company.

   Health Club
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Declaration: It is hereby declared                For Secretary of State Use
that I am the person who executed
this instrument, which execution                    1 0 1 9 9 9 0 2 1 0 5 1
is my act and deed.                      File No. ___________________________


/s/ Henry Tifa
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Signature of organizer
                                                           FILED
                                         in the office of the Secretary of State
                                                of the State of California

    Henry Tifa
-----------------------------------                     JAN 21 1999
Type or print name of organizer



Date:  01/19          , 19 99                     [Bill Jones Signature]
     ----------------     ----
                                                                          [Seal]

                                               BILL JONES, Secretary of State

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SEC/STATE (REV. 2/98)       FORM LLC-1
                       FILING FEE: $70
        Approved By Secretary of State

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[LOGO]             STATE OF CALIFORNIA
                      KEVIN SHELLEY
                   SECRETARY OF STATE

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   LIMITED LIABILITY COMPANY - STATEMENT OF INFORMATION
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    FILING FEE $20.00 - IF AMENDMENT, SEE INSTRUCTIONS
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IMPORTANT - READ INSTRUCTIONS BEFORE COMPLETING THIS FORM

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1.   LIMITED LIABILITY COMPANY NAME:
     (Do not alter if name is preprinted.)

     Mission Impossible, LLC

                                                 This Space for Filling Use Only
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2.   SECRETARY OF STATE FILE NUMBER          3.   STATE OR PLACE OF ORGANIZATION

     10199902 1051                                California
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4.   PRINCIPAL EXECUTIVE OFFICE

     STREET ADDRESS  8700 West Bryn Mawr Ave
     CITY            Chicago            STATE  IL      ZIP CODE  60631
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5.   CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY)

     STREET ADDRESS
     CITY                N/A            STATE  CA      ZIP CODE
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6.   CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF
     PROCESS

     [ ]  AN INDIVIDUAL RESIDING IN CALIFORNIA
     [X} A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505
     AGENT'S NAME:  CT Corporation System
                    818 West 7th Street, Los Angeles, CA 90017

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7.   ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL

     ADDRESS
     CITY                               STATE  CA      ZIP CODE
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8.   DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY.

     Health Club Operator
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9.   LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE
     HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER, ATTACH ADDITIONAL PAGES, IF NECESSARY.

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9a.  NAME    Paul A. Toback
     ADDRESS 8700 West Bryn Mawr Ave
     CITY    Chicago                    STATE  IL      ZIP CODE  60631
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9b.  NAME    John W. Dwyer
     ADDRESS 8700 West Bryn Mawr Ave
     CITY    Chicago                    STATE  IL      ZIP CODE  60631
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9c.  NAME    Cary A. Goan
     ADDRESS 8700 West Bryn Mawr Ave
     CITY    Chicago                    STATE  IL      ZIP CODE  60631
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10.  CHIEF EXECUTIVE OFFICER (CEO), IF ANY:

     NAME    Paul A. Toback
     ADDRESS 8700 West Bryn Mawr Ave
     CITY    Chicago                    STATE  IL      ZIP CODE  60631
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11.  NUMBER OF PAGES ATTACHED, IF ANY:

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12.  THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

     Beth Hippman            /s/ [ILLEGIBLE]        Assistant Secretary  9-23-03
     ----------------------  ---------------------  -------------------  -------
     TYPE OR PRINT NAME OF   SIGNATURE              TITLE                DATE
     PERSON COMPLETING FORM
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DUE DATE:

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SEC/STATE FORM LLC-12 (REV.01/03)                 APPROVED BY SECRETARY OF STATE
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